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                                                                   Exhibit 10.21

         CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                DELTASELECT-TM- COLLABORATIVE SERVICES AGREEMENT

         This DeltaSelect-TM- Collaborative Services Agreement, including all attachments hereto, (this "Agreement") is entered into as of June 27, 2000 (the "Agreement Date"), by and between DELTAGEN, INC., a Delaware corporation having a place of business at 1003 Hamilton Avenue, California 94025 ("DELTAGEN"), GLAXO GROUP LIMITED ("GGL") AND GLAXO RESEARCH AND DEVELOPMENT LIMITED ("GWRD"), each incorporated in England with a place of business at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex UB6 ONN, United Kingdom (GGL and GWRD together with their Affiliates being collectively, "GLAXO").

         WHEREAS, DELTAGEN possesses certain knowledge and experience in the research, creation, design and generation of Standard Knockout Mice and to establish a pilot program to create, design and generate Conditional Knockout Mice and Knock-In Mice; and

         WHEREAS, GLAXO desires to engage DELTAGEN to generate for GLAXO, in accordance with this Agreement, Standard Knockout Mice and, assuming the pilot program is successful, Conditional Knockout Mice and Knock-In Mice, and DELTAGEN desires to undertake such engagement as set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants set forth below, DELTAGEN and GLAXO (individually "Party" and collectively "Parties") agree as follows:

1.       DEFINITIONS.

         1.1 "Affiliate" shall mean, with respect to a party to this Agreement, any entity directly or indirectly controlling or controlled by or in common control with such party, where "control" is defined as the ownership of at least *** of the equity or beneficial interests of such entity, or the right to vote for or appoint a majority of the board of directors or other governing body of such entity.

         1.2 "Budget" means the pricing and payment terms for a Standard Knockout Mice Project, Conditional Knockout Mice Project or Knock-In Mice Project, each as set forth in Attachment I attached hereto.

         1.3 "Conditional Knockout Mouse" or "Conditional Knockout Mice" means, a mouse or mice generated or provided pursuant to this Agreement in which
***.

         1.4 "Conditional Knockout Mice Project" means a specific project to create and generate particular Conditional Knockout Mice in accordance with the terms of a specific Scope of Work under this Agreement.

         1.5 "Confidential Information" means the content of this Agreement, the DELTAGEN Technology, the Data, the GLAXO Technology, the Study Materials, and, with respect to a party, all data and/or information of any kind whatsoever (including without limitation, data, databases, compilations, formulae, schemata, models, patent disclosures, procedures, processes, projections, protocols, results of experimentation and testing,

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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specifications, strategies and techniques), and all tangible and intangible embodiments thereof of any kind whatsoever (including without limitation, apparatus, compositions, documents, drawings, machinery, patent applications, records, laboratory and research notebooks, memoranda and reports), which are disclosed by such party to the other party and is marked, identified as or otherwise acknowledged to be confidential at the time of disclosure to the other party.

         1.6 "*** Mouse" or "*** Mice" means a mouse or mice that have been engineered, ***.

         1.7 "Data" means all data or information generated under a Project under this Agreement, including but not limited to all information, records, reports and other material(s) required to be generated, collected or analyzed by DELTAGEN thereunder.

         1.8 "DELTAGEN Technology" means all Inventions owned by or licensed to DELTAGEN related to ***.

         1.9 "Effective Commencement Date" means the commencement date for a particular Project, either as specified in this Agreement or, if different, as specified in the applicable Scope of Work.

         1.10 "*** Mouse" or "*** Mice" means a mouse or mice that contain one or more regions of DNA that have been engineered ***.

         1.11 "GLAXO Representative" means the representative identified in writing by GLAXO to DELTAGEN on a Scope of Work, as such representative may be changed from time to time in writing by GLAXO.

         1.12 "GLAXO Technology" means all Inventions and *** owned by or licensed to GLAXO ***.

         1.13 "Inventions" means technology, information, data, know-how, inventions, improvements and all patent, copyright, trade secret, and other intellectual property rights therein and thereto.

         1.14 "Knock-In Mice" means, ***; mice or a mouse generated pursuant to this Agreement that ***.

         1.15 "Knock-In Mice Project" means a specific project to create and generate Knock-In Mice in accordance with the terms of a specific Scope of Work under this Agreement.

         1.16 "Milestone" means the milestones set forth on the Scope of Work attached hereto.

         1.17 "Project" means a Standard Knockout Mice Project, Conditional Knockout Mice Project or Knock-In Mice Project, as the context requires.

         1.18 "Project Mice" means, with respect to a particular Project, the specific mouse or mice that are generated in the performance of such Project (i.e., the particular animals

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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themselves); Project Mice may be Standard Knockout Mice, Conditional Knockout
Mice or Knock-In Mice, depending on the Project.

         1.19 "Scope of Work" means the mutually agreed, applicable written work plan for a Project, substantially in the form attached hereto as Attachment I and more particularly as Section IA of Attachment I (Standard Knockout Mice Project), Section IB of Attachment I (Conditional Knockout Mice Project) and
Section IC of Attachment I (Knock-In Mice Project).

         1.20 "Standard Knockout Mouse" or "Standard Knockout Mice" ***, mice or a mouse generated pursuant to this Agreement that have ***.

         1.21 "Standard Knockout Mice Project" means a specific project to create and generate Standard Knockout Mice in accordance with the terms of a specific Scope of Work under this Agreement.

         1.22 "Standard Mutation" means the interruption, disruption or deletion in a portion of a specified gene.

         1.23 "Study Materials" means any samples or materials (including chemical or biological) provided by GLAXO to DELTAGEN for purposes of a Project under this Agreement.

2.       PROJECTS

         2.1 INDIVIDUAL PROJECTS. If GLAXO wishes to have DELTAGEN perform a Project under this Agreement, GLAXO shall initiate each such request for a Scope of Work by notifying DELTAGEN in writing in the form set forth in Attachment II and providing a description of the particular Project requested as well as the information set forth in Section 2.2 and the Scope of Work. DELTAGEN shall evaluate each such request to determine whether such Project is feasible, if DELTAGEN requires technical or scientific modifications or if DELTAGEN requires additional information to undertake such evaluation. If such Project in DELTAGEN's reasonable discretion is commercially or technically infeasible, DELTAGEN shall have the right (without penalty) to decline to undertake such Project. The terms of this Agreement, together with the applicable Scope of Work and the Budget, shall form the entire agreement of the Parties with respect to each particular Project.

         2.2 INITIATION OF PROJECTS. Prior to DELTAGEN's initiation of each Project, GLAXO shall:

                  2.2.1 Identify to DELTAGEN in writing each Project to be initiated and agree in writing with DELTAGEN upon the Scope of Work for such Project;

                  2.2.2 GLAXO shall be solely responsible for providing to DELTAGEN the data and information *** and other information for such Project.

                  2.2.3 Consult with and agree in writing with DELTAGEN regarding any proposed modifications or additions to the form of Scope of Work attached as Attachment I for such Project.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                  2.2.4    Provide in writing to DELTAGEN *** and other
information, materials and data reasonably required by DELTAGEN to undertake such Project (including the Starting Materials specified in Attachment I).

                  2.2.5 Transfer to DELTAGEN, to the extent possible and under appropriate license if applicable, *** and other GLAXO Technology licensed, owned by or otherwise available to GLAXO for use solely by DELTAGEN and its subcontractors (see Section 10) and solely on the Project, that may be suitable ***.

         2.3 COMMENCEMENT OF PROJECT WORK. Unless otherwise specified in its Scope of Work, each Project conducted hereunder shall commence *** after written agreement by both parties on a Scope of Work and DELTAGEN's receipt from GLAXO of all information and materials set forth in Section 2.2 above relating to such Project .

         2.4 PERFORMANCE. DELTAGEN shall use commercially reasonable efforts to perform its obligations under this Agreement, PROVIDED THAT, GLAXO acknowledges and agrees that the performance of the Projects involves a number of technologically complex steps and that any time periods for performance and the Scope of Work may be subject to change due to potential technological difficulties encountered. DELTAGEN shall notify GLAXO of technical difficulties as soon as reasonably practicable after such difficulties are encountered and the parties shall discuss and agree in good faith upon methods to resolve such technical difficulties in a reasonable manner.

         2.5 COMPLETION OF PROJECT. Each Project shall be deemed complete upon GLAXO's receipt of the Data for such Project under Section 9 below *** set forth in the Scope of Work for such Project, unless GLAXO and DELTAGEN mutually agree otherwise.

         2.6 ADHERENCE TO SCOPE OF WORK. DELTAGEN shall perform those activities described in the Scope of Work for each Project. Neither Party shall change or deviate from a Scope of Work in any material manner or degree without the prior written consent of the other Party.

         2.7 CHANGES TO A PROJECT. GLAXO shall have the right, from time to time, to propose modifications to the Scope of Work of a Project. If GLAXO proposes to change any terms of a Project, including but not limited to the estimated time schedule for such Project, GLAXO shall submit such modification(s) in writing to DELTAGEN (the "Proposed Modification"). Such Proposed Modification shall be implemented by the Parties upon the written agreement of both parties to such Proposed Modification (which agreement shall not be unreasonably withheld) and a revised Budget and time schedule for such Proposed Modification. DELTAGEN shall have the right, in its commercially reasonable discretion, to accept or reject such Proposed Modification based upon DELTAGEN's good faith reasonable belief as to whether such proposed modifications would alter DELTAGEN's technical, performance or financial obligations under a Scope of Work.

         2.8 STANDARDS OF WORK AND ANIMAL CARE. With respect to each Project, DELTAGEN shall comply with:- (a) all applicable IACUC standards and good industry standards regarding the maintenance and care of the Standard Knockout Mice, Conditional Knockout Mice or Knock-In Mice involved in a particular Project; (b) laboratory animal care and welfare as

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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reasonably implemented by Deltagen in its facilities and operations; (c) to the extent applicable, all other local, state and federal laws, rules, regulations, and ordinances including, but not limited to, the federal Food, Drug and Cosmetic Act (21 U.S.C. 301 et seq.); FDA regulations including, but not limited to, Good Laboratory Practices (21 C.F.R. Part 58) and Good Manufacturing Practices (21 C.F.R. Parts 210 and 211); and the federal Animal Welfare Act (7 U.S.C. 2131 et seq.), and the regulations of the United States Department of Agriculture. DELTAGEN shall replace any Project Mice that arrive at GLAXO diseased or dead except for disease or death (i) directly or indirectly caused by or resulting from any infirmity, susceptibility, condition or other factor induced or inherent in such Project Mice as a result of, or otherwise caused by or a consequence of, the Project and/or (ii) resulting from the actions of GLAXO's designated carrier or GLAXO itself. Upon the request of GLAXO, DELTAGEN shall promptly provide a written report to GLAXO concerning DELTAGEN's maintenance and care of the Standard Knockout Mice, Conditional Knockout Mice or Knock-In Mice involved in a particular Project.

         2.9 CONDITIONAL KNOCKOUT MICE AND KNOCK-IN MICE. Notwithstanding anything to the contrary contained in this Agreement, GLAXO acknowledges and agrees that all Projects involving *** are undertaken ***. The Milestones associated with the implementation of a pilot project to produce Conditional Knockout Mice or Knock-In Mice will be set forth in the applicable Scope of Work.

3.       PAYMENTS AND BUDGET.

         3.1 BUDGET. GLAXO shall pay to DELTAGEN the payments set forth in the Budget for each Project. Except as set forth in a revised Budget under
Section 3.2 below, such payments shall constitute full payment for such Project, including all labor, materials and overhead and GLAXO shall have no other payment obligations hereunder.

         3.2 PAYMENTS. DELTAGEN shall submit invoices to GLAXO for the payments set forth in the Scope of Work and Budget separately for each Project, upon DELTAGEN's completion of each Milestone set forth in the Scope of Work and Budget for that Project. GLAXO shall pay all DELTAGEN's invoices at the end of the month after the month in which such invoice is received. DELTAGEN shall include with each invoice a written statement of DELTAGEN's completion of all Milestones for which payment is being sought. Upon request, DELTAGEN will provide reasonable supporting documentation, to the extent available, demonstrating or substantiating such completion.

         3.3 MAXIMUM OBLIGATION. In no event shall DELTAGEN be obligated to provide services or to undertake any Projects that would cause the aggregate amount payable under this Agreement for all Projects, ***, to exceed ***.

         3.4 PAYMENT WITHOUT DEDUCTION. All payments due under this Agreement will be made in full without deduction for or on account of any present or future taxes or duties of whatever nature that may be imposed, except as provided in Section 3.5.

         3.5 WITHHOLDING TAXES. Glaxo *** from amounts otherwise due hereunder if and as compelled by applicable law and shall remit the amount withheld to the appropriate taxing authorities on Deltagen's behalf and the remainder to Deltagen. Glaxo will provide Deltagen with a written receipt or a tax deduction certificate from the tax authority for all taxes so withheld. GLAXO will cooperate with DELTAGEN in obtaining exemption from such withholding and in minimizing or avoiding any such tax withholding requirement, as available under applicable law.

         3.6      CURRENCY. All amounts due

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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under this Agreement are payable in US Dollars.

4.       RIGHTS TO INVENTIONS.

         4.1      DELTAGEN'S INVENTIONS. DELTAGEN shall own all DELTAGEN
Technology.

         4.2      GLAXO'S INVENTIONS. GLAXO shall own all GLAXO Technology.

         4.3 PROJECT MICE OWNERSHIP. With respect to each Project under this Agreement, after GLAXO has made to DELTAGEN all payments associated with Milestones that have arisen and been completed by DELTAGEN and all other payments due under this Agreement for such Project, GLAXO shall own (i) all Project Mice generated under such Project, and any sperm, tissues, embryonic stem cells or other cells, materials or progeny derived or generated by DELTAGEN or its subcontractors from those particular animals in the course of performing such Project and (ii) all phenotypic data and information with respect to the Project Mice generated under such Project (without which, ownership for all items not paid for by GLAXO shall remain with DELTAGEN), in each case subject to the following:

                  4.3. Notwithstanding GLAXO's ownership of the specified items pursuant to Article 4.3, DELTAGEN shall continue to own all of the DELTAGEN Technology applicable thereto, inherent therein or embodied thereby.

                  4.3.2 Conditioned on payment in full of all amounts due as described above, DELTAGEN grants GLAXO a non-exclusive license under the DELTAGEN Technology to use such Project Mice, phenotypic data and information derived therefrom, and tissues, cells, materials or progeny, for internal research only and not for any other use or purpose. Otherwise, GLAXO's ownership of such Project Mice and phenotypic data and information derived therefrom, and related tissues, cells, materials or progeny, shall not include or imply any grant of any express or implied license under any DELTAGEN Technology (including, without limitation, any right or license to commercialize) For the avoidance of doubt, nothing contained in this Section 4.3.2. shall constrain in any way GLAXO's right to commercialize as it sees fit the results of any of its research on Project Mice or results derived from its use of DELTAGEN Technology so long as such commercialization or related activities do not infringe or misappropriate of any of DELTAGEN's intellectual property or other proprietary rights, do not make or constitute any unauthorized or unlicensed use of the DELTAGEN Technology, and do not make unauthorized use or disclosure of any of DELTAGEN's Confidential Information.

                  4.3.3 Except as expressly set forth in the applicable Scope of Work, DELTAGEN shall not transfer to a third party any Project Mice (except ***) generated by DELTAGEN for GLAXO under this Agreement.

                  4.3.4    GLAXO acknowledges and agrees that, subject to
Section 4.3.5, (a) DELTAGEN may at any time (past, present or future), independently or with or for others, research, develop and/or commercialize the *** provided by GLAXO to DELTAGEN under this Agreement; (b) DELTAGEN may at any time (past, present or future), independently or with or for others, research, develop and/or commercialize any other mice that are derived from DELTAGEN's work for GLAXO under the Project but not the Project Mice, either for DELTAGEN's own products and programs or for a third party; and (c)

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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DELTAGEN or a third party may at any time, independently (or with others) have secured, own or be seeking patent or other intellectual property rights with respect to, or with respect to the use of any other mice that are derived from DELTAGEN's work for GLAXO under the Project but not the Project Mice.

                  4.3.5 Notwithstanding anything to the contrary in this Agreement, GLAXO shall not use the Project Mice or any Data, results or other information provided by DELTAGEN to GLAXO to reverse-engineer or practice (and GLAXO shall not directly or indirectly acquire rights to) any of the DELTAGEN Technology or any of DELTAGEN's or any of its licensor's methods, processes, techniques, inventions, know-how or intellectual property rights relating directly or indirectly to the design, creation, development, generation or production of Standard Knockout Mice, Conditional Knockout Mice, Knock-In Mice or transgenic animals.

         4.4 DELTAGEN'S USE OF GENE SEQUENCES ON A BLINDED BASIS. Except where technically infeasible or the applicable Scope of Work provides otherwise, DELTAGEN shall perform all Projects under this Agreement on a "blinded" basis, meaning that (a) DELTAGEN shall not use the gene sequence information provided by GLAXO to DELTAGEN to determine the identity of such genes, to blast such gene sequences against gene sequences of DELTAGEN or a third party or to generate Project Mice for DELTAGEN or a third party; (b) the gene sequence information provided by GLAXO shall be used by DELTAGEN solely for the purpose of undertaking and performing Projects under this Agreement and (c) DELTAGEN shall not use or disclose such gene sequence information to any third party other than as allowed by the applicable Scope of Work or as reasonably required in the performance of its obligations under the Project or pursuant to this Agreement; PROVIDED, HOWEVER, that this Section 4.4 shall not limit the use or disclosure by DELTAGEN of the same or similar information when independently generated or obtained from other sources or the independent generation by DELTAGEN of the same or similar mice without reference to the gene sequence information provided by GLAXO and so long as such use or disclosure does not infringe or misappropriate of any of GLAXO's intellectual property or other proprietary rights, do not make or constitute any unauthorized or unlicensed use of the GLAXO Technology, and do not make unauthorized use or disclosure of any of GLAXO's Confidential Information. In addition to any other remedies available to GLAXO at Law, equity or under this Agreement, any breach of this Section 4.4 by DELTAGEN that is not willful or intentional shall constitute a basis for termination by GLAXO of this Agreement but not any other agreement between DELTAGEN and GLAXO, subject to DELTAGEN's applicable rights of notice and opportunity to cure. Any willful or intentional breach of this Section 4.4 by Deltagen shall constitute the basis for termination by Glaxo of this Agreement and of any other Agreement between Deltagen and Glaxo, subject to DELTAGEN's applicable rights of notice and opportunity to cure. In the event of either such termination GLAXO shall be entitled, upon payment to DELTAGEN of all amounts due hereunder, to continue to use all (i) all Project Mice generated up to the date of termination, and any sperm, tissues, embryonic stem cells or other cells, materials or progeny derived or generated by DELTAGEN or its subcontractors from those particular animals in the course of performing such Project, and (ii) all phenotypic data and information with respect to the Project Mice, in each case subject to Sections 4.3.1 through 4.3.6.

         4.5 NO OTHER TECHNOLOGY RIGHTS OR LICENSES. No Party shall, as a result of this Agreement, obtain any ownership interest, license or other right (whether express or

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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implied, including without limitation licenses or other rights with respect to any patent or other intellectual property rights owned by or licensed to the other Party or a third party (whether to Project Mice and/or any sperm, tissues, embryonic stem cells or other cells, materials or progeny derived or generated therefrom, or otherwise)) in any technology, Confidential Information or other data or information, know-how, patents, pending patent applications, products, programs, materials or intellectual property rights of the other Party, including items owned, controlled or developed by such other Party or transferred by such other Party pursuant to this Agreement.

5.       CONFIDENTIALITY.

         5.1 CONFIDENTIAL INFORMATION. Except as otherwise expressly provided in this Agreement, for a period of ten (10) years from the later of the date of disclosure or the date of termination of this Agreement, (a) each Party shall maintain in confidence the Confidential Information of the other Party;
(b) neither Party shall use, disclose or grant the use of the other's Confidential Information, except on a "need-to-know" basis to those directors, officers, employees, and agents to the extent such disclosure is reasonably necessary in connection with its activities as expressly authorized by this Agreement and (c) to the extent that disclosure is authorized by this Agreement, prior to such disclosure, the Party wishing to disclose the other Party's Confidential Information shall obtain the written agreement of any such person who is not otherwise bound by confidentiality obligations at least as restrictive as the obligations set forth in this Agreement, to hold in confidence and not make use of the Confidential Information for any purpose other than those permitted by this Agreement.

         5.2 PERMITTED DISCLOSURES. The nonuse and nondisclosure obligations contained in this Article 5 shall not apply to data and/or information which the other party can establish by written documentation (a) to have been publicly known prior to disclosure of such data and/or information by the disclosing party to the other party, (b) to have become publicly known, without fault on the part of the other party, subsequent to disclosure of such data and/or information by the disclosing party to the other party, (c) to have been received by the other party at any time from a source, other than the disclosing party, rightfully having possession of and a right to disclose such data and/or information, (d) to have been otherwise known by the other party prior to disclosure of such data and/or information by the disclosing party to the other party, or (e) to have been independently developed by the employees or agents of the other party without access to or the use of such data and/or information disclosed by the disclosing party to the other party.

         5.3 TERMS OF THIS AGREEMENT. Neither Party shall disclose any terms or conditions of this Agreement (including without limitation the Budget) to any third party without the prior consent of the other Party, except as required by applicable law; PROVIDED HOWEVER, that either Party may disclose the terms or conditions of this Agreement to a third party under an obligation of confidentiality to such Party in connection with a proposed sale or in the event of a proposed merger, change in control, consolidation, an equity investment by such third party in such Party or other similar transaction. Notwithstanding the foregoing, GLAXO and DELTAGEN shall agree upon the substance of information that can be used to describe the existence and/or terms of this transaction in a press release and GLAXO and DELTAGEN shall have the right to disclose such information, as such information may be modified by mutual agreement of the

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
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parties from time to time.

         5.4 RETURN OF CONFIDENTIAL INFORMATION. Except as expressly provided in this Agreement or in a particular Scope of Work, nothing herein shall be construed as giving either Party any license, right, title or interest in or ownership of the other Party's Confidential Information, whether express or implied. Upon termination of this Agreement or a particular Project as provided in Article 11, a Party shall return all Confidential Information of the other Party and/or destroy any portion of any documents, computer records, notes and other material retained by such Party containing the Confidential Information of the other Party. However, each Party may retain one copy of such Confidential Information in its legal files to be used only for interpretation of and compliance with this Agreement.

6.       REPRESENTATIONS AND WARRANTIES.

         6.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Subject to the other provisions of this Article 6, each Party hereby represents and warrants to the other Party as follows:

                  6.1.1 Such Party is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated.

                  6.1.2 Such Party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

                  6.1.3 All necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with this Agreement have been obtained.

                  6.1.4 The execution and delivery of this Agreement and the performance of such Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, result in a breach of any of the terms and provisions of, or constitute a default under, any contractual obligation of it, and (c) do not conflict with or result in a breach of any of the terms and provisions of its charter or operative documents or bylaws.

                  6.1.5 Such Party shall comply with all applicable material laws and regulations related to its activities contemplated under this Agreement.

         6.2 DELTAGEN TECHNOLOGY. DELTAGEN represents and warrants to its best knowledge (using reasonable diligence) that DELTAGEN (a) is the owner or licensee of the DELTAGEN Technology and (b) has the right to use the DELTAGEN Technology to generate Standard Knockout Mice, Conditional Knockout Mice and Knock-In Mice.

         6.3 GLAXO TECHNOLOGY. GLAXO represents and warrants that (a) to its best knowledge (using reasonable diligence) it is the owner or licensee of the GLAXO Technology and (b) it has the right to provide the gene sequences and information relating thereto to DELTAGEN and to have made Standard Knockout Mice, Conditional Knockout Mice and Knock-In Mice under this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
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         6.4      LIMITATION OF WARRANTY AND LIABILITY. EXCEPT AS OTHERWISE
EXPRESSLY SET FORTH IN THIS AGREEMENT, DELTAGEN MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE STANDARD KNOCKOUT MICE, CONDITIONAL KNOCKOUT MICE, KNOCK-IN MICE OR DATA GENERATED UNDER THIS AGREEMENT OR THE PROJECTS AND DELTAGEN DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOSS OF PROFITS OR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR THE RESEARCH, DEVELOPMENT, GENERATION OR USE OF THE STANDARD KNOCKOUT MICE, CONDITIONAL KNOCKOUT MICE, KNOCK-IN MICE OR DATA GENERATED UNDER THIS AGREEMENT. Except as specifically provided in Section 2.8, all Standard Knockout Mice, Conditional Knockout Mice and Knock-In Mice generated pursuant to this Agreement are delivered to and will be accepted by GLAXO on an "as-is" basis and without any warranty, express or implied.

         6.5 RESPONSIBILITY FOR SELECTION OF GENE SEQUENCE AND RESULTING STANDARD KNOCKOUT MICE, CONDITIONAL KNOCKOUT MICE OR KNOCK-IN MICE. Notwithstanding anything to the contrary in this Agreement, GLAXO acknowledges and agrees that (a) each gene sequence (or portion thereof) that is the subject of a Project is solely selected by GLAXO and GLAXO shall be solely responsible for selecting and providing DELTAGEN with such specific gene sequences for each Project. Consequently, GLAXO shall solely bear the risk for any Claims (defined in Section 12.1 below) relating to *** Standard Knockout Mice, Conditional Knockout Mice or Knock-In Mice generated under this Agreement and (b) DELTAGEN's representations and warranties under this Article 6 shall not apply or relate to the identification, selection or use of the specific gene sequences for any Project under this Agreement or any Standard Knockout Mice, Conditional Knockout Mice, Knock-In Mice or Data arising from the deletion, interruption or disruption of such gene sequences .

7. REPORTING. Unless another method of reporting is specified in the applicable Scope of Work, DELTAGEN shall deliver via overnight delivery service (or other reasonable means agreed to by the parties) to the GLAXO Representative all reports required to be delivered in connection with a Project.

8.       RECORD RETENTION, INSPECTIONS AND COOPERATION.

         8.1 RETENTION BY DELTAGEN. At GLAXO'S request, DELTAGEN shall maintain all written Data and reports from each Project for a period of one (1) year from the date of completion of such Project. At the expiration of such one
(1) year period, GLAXO, at GLAXO's cost and expense, shall arrange with DELTAGEN for delivery of such Data to GLAXO or DELTAGEN may dispose of such written Data sixty (60) days after providing written notice of the same to GLAXO.

         8.2 GOVERNMENTAL AUDITS. If a federal, state or local government authority conducts or gives notice of its intent to conduct an inspection or takes regulatory action with respect to a Project conducted under this Agreement, the Party learning thereof shall reasonably notify in writing the other Party thereof and each Party shall provide the other with any information

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

reasonably required in connection therewith.

9. DATA. Notwithstanding the provisions of Section 8, for each Project, DELTAGEN shall prepare and submit to GLAXO or its designee the Data set forth under the applicable Scope of Work with respect to a particular Project within forty-five (45) days after (i) the date of termination or completion of the Milestones on the Scope of Work for such Project or, if later, (ii) the date GLAXO requests for delivery of such Data.

10.      SUBCONTRACTING AND INDEPENDENT CONTRACTOR.

         10.1 SUBCONTRACTING. GLAXO is aware that certain Projects may require DELTAGEN to subcontract to third parties portions of the work required under a Scope of Work. GLAXO shall be deemed to have approved such subcontracting on the following terms and conditions: (i) DELTAGEN shall not be allowed or authorized to make any representations relating to GLAXO without the prior written consent of GLAXO; and (ii) such third party subcontractor shall be subject to the terms and conditions of this Agreement. Prior to subcontracting any work contemplated by a Project, DELTAGEN shall notify GLAXO of the intended third party subcontractor and ***, DELTAGEN may subcontract such work under the Scope of Work to such third party subcontractor. If GLAXO does object to the use of a particular subcontractor, in its sole discretion, DELTAGEN shall be prohibited from using such subcontractor to perform work under this Agreement and DELTAGEN may terminate the affected Project(s) without penalty if DELTAGEN determines in its reasonable discretion that its ability to timely complete the Project(s) within Budget is materially and adversely affected by such prohibition.

         10.2 INDEPENDENT CONTRACTOR. DELTAGEN shall perform its obligations under this Agreement as an independent contractor and nothing contained herein shall be construed to be inconsistent with that relationship or status. Neither Party, nor their officers, directors, employees or agents shall be considered employees or agents of the other Party and shall not be entitled to participate in any of the other Party's benefit plans, programs, employment policies, or workers' compensation insurance. This Agreement shall not constitute, create, or in any way be interpreted as a joint venture, partnership or business organization of any kind. Neither Party shall have the authority to bind the other Party to any agreement whatsoever.

11.      TERM AND TERMINATION.

         11.1 TERM. This Agreement shall commence on the Agreement Date and remain in full force and effect, unless earlier terminated as provided below in this Article 11, until the latest of (a) two (2) years after the Agreement Date,
(b) the completion by DELTAGEN of all Milestones under any Projects commenced under this Agreement, or ***, unless otherwise agreed between the Parties.

         11.2 TERMINATION BY GLAXO. GLAXO shall have the right to terminate this Agreement or a Project at any time without cause, upon *** prior written notice.

         11.3 TERMINATION BY DELTAGEN. DELTAGEN shall have the right to terminate any Project upon DELTAGEN's identification of an item or circumstance under Section 2.4 or 10.1 that would prevent DELTAGEN from completing such Project using commercially reasonable efforts by providing *** written notice to GLAXO, which notice shall contain

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the basis for such termination.

         11.4     TERMINATION BY EITHER PARTY.

                  11.4.1 Except as otherwise provide in Article 14 below, this Agreement or a Project may be terminated by either Party upon any material breach of this Agreement by the other Party, provided that any breaching Party shall be given not less than sixty (60) days (fifteen (15) days, in the case of payment defaults) prior written notice of such breach and the opportunity to cure such breach during such period.

                  11.4.2 This Agreement or a Project may be immediately terminated by either Party if the other Party is dissolved or liquidated, files or has filed against it a petition in bankruptcy or has a receiver appointed for a substantial part of its assets.

         11.5     RIGHTS AND OBLIGATIONS AFTER NOTICE OF TERMINATION.

                  11.5.1 If this Agreement is terminated either by GLAXO pursuant to Section 11.2 or by DELTAGEN pursuant to Section 11.4, then DELTAGEN shall cease further work on all Projects. If a Project is terminated by GLAXO pursuant to Section 11.2, then DELTAGEN shall cease further work on the terminated Project and shall have the right to cease further work on any or all other Projects.

                  11.5.2   If a Project is terminated by DELTAGEN pursuant to
Section 11.3, then DELTAGEN shall cease further work on the terminated Project. If this Agreement is terminated by GLAXO pursuant to Section 11.4, then DELTAGEN shall cease further work on all Projects.

                  11.5.3 In the event of any termination of this Agreement or a Project, then with respect to the affected Project(s):

                           11.5.3.1 DELTAGEN may endeavor to cancel, if
permitted under the terms of applicable agreements, any third party obligations that relate thereto.

                           11.5.3.2 Within *** after DELTAGEN's cessation of
work thereon, DELTAGEN shall provide GLAXO with a written statement of all work performed by it through termination, including any non-cancelable costs or expenses incurred by DELTAGEN prior to termination. Subject to the next sentence, (i) DELTAGEN shall invoice GLAXO for all Milestones completed by DELTAGEN and for all reasonable non-cancelable costs or expenses and (ii) if such notice is received by DELTAGEN after work has commenced but prior to DELTAGEN's completion of work under a Milestone, DELTAGEN shall invoice GLAXO for payment of such uncompleted Milestone as if DELTAGEN had completed such Milestone and GLAXO shall pay DELTAGEN for such uncompleted Milestone. ***, however, *** to the work performed and/or Milestones completed that constitute such breach by DELTAGEN and ***.

                           11.5.3.2 Within sixty (60) days of DELTAGEN'S or
GLAXO's notice of termination, as the case may be, DELTAGEN shall deliver to GLAXO all unused Study

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Materials and GLAXO Technology generated under such Project.

                           11.5.3.3 Within thirty (30) days after payment to
DELTAGEN of all amounts due hereunder, DELTAGEN shall deliver to GLAXO (i) all Project Mice generated under such Project up to the date of termination, *** or generated by DELTAGEN or its subcontractors from those particular animals in the course of performing such Project, and (ii) all phenotypic data and information with respect to the Project Mice, in each case subject to Sections 4.3.1 through 4.3.

         11.6 EFFECT OF EXPIRATION OR TERMINATION. Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The provisions of Sections 6.4, 6.5, and 11.5 and Articles 1, 3 (with respect to periods prior to termination), 4, 5, 7, 8, 12 and 16 shall survive any expiration or termination of this Agreement.

12.      INDEMNIFICATION.

         12.1 GLAXO'S INDEMNIFICATION. GLAXO shall defend, indemnify and hold harmless DELTAGEN and its directors, officers, employees and agents from and against any and all losses, liabilities, damages or expenses (collectively, "Liabilities") that they may suffer as a result of any claims, demands, actions or other proceedings (collectively, "Claims") made or instituted by any third party and arising out of or relating to (a) a breach of any representation, warranty or covenant of GLAXO under this Agreement or (b) GLAXO's gross negligence or willful misconduct, except in each case to the extent such Liabilities resulted from the gross negligence or willful misconduct of DELTAGEN.

         12.2 DELTAGEN'S INDEMNIFICATION. DELTAGEN shall defend, indemnify and hold harmless GLAXO and its directors, officers, employees and agents from and against any and all Liabilities that they may suffer as a result of any Claims made or instituted by any third party and arising out of or relating to
(a) a breach of any representation, warranty or covenant of DELTAGEN under this Agreement or (b) DELTAGEN's gross negligence or willful misconduct, except in each case to the extent such Liabilities resulted from the gross negligence or willful misconduct of GLAXO.

         12.3 PROCEDURE. A Party (the "Indemnified Party") which intends to claim indemnification under this Article 12, shall promptly notify the other Party (the "Indemnifying Party") of any Claim with respect to which the Indemnified Party intends to claim such indemnification. The Indemnifying Party shall have the right to assume the defense of such Claim with counsel selected by the Indemnifying Party; PROVIDED, HOWEVER, that the Indemnified Party shall have the right to retain its own counsel and the fees and expenses shall be paid by the Indemnifying Party only if representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceedings. The indemnity obligations under this Article 12 shall not apply to amounts paid in settlement of any Liability if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be withheld unreasonably. The failure of the Indemnified Party to promptly notify the Indemnifying Party of a potential Claim shall not constitute a waiver of, or result in the loss of, such Party's right to indemnification under this Section 12.3, except to the extent that the

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Indemnifying Party's rights and/or its ability to defend such Claim is prejudiced by the Indemnified Party's failure to notify the Indemnifying Party of such Claim within a reasonable time after the commencement of any action. The Indemnifying Party may not settle the action or otherwise consent to an adverse judgment in such action that diminishes the rights or interests of the Indemnified Party without the express written consent of the Indemnified Party, which consent shall not be withheld unreasonably. The Indemnified Party, its employees and agents, shall cooperate fully with the Indemnified Party and its legal representatives in the investigation of any Claim covered by this indemnification.

13. TRADEMARKS AND PUBLICITY. Except as set forth in Section 5.3 above, each Party agrees not to identify the other Party or any Affiliate of the other Party in any promotion advertising or other promotion materials to be disseminated to the public, or to use any trademark, service mark, trade name or symbol of the other Party or any Affiliate of the other Party without the express written consent of the other Party.

14.     DELAYS OR FORCE MAJEURE.

         14.1 FORCE MAJEURE. Neither Party shall be liable for the failure or delay to perform its obligations under this Agreement or a Project if such failure or delay is caused by or results from causes beyond such Party's reasonable control, including but not limited to strikes or other labor disturbances, embargoes, acts of God, omissions or delays in acting by any governmental authority or the other party, lockouts, riots, wars, fires, floods, earthquakes or storms. A Party claiming a right to excused performance under this Section 14.1 shall immediately notify the other Party in writing of the extent of its inability to perform, which notice shall specify the occurrence beyond its reasonable control that prevents such performance, and such Party shall exert reasonable efforts to eliminate, cure and overcome any such causes and to promptly resume performance of its obligations under this Agreement.

         14.2 DELAY. If GLAXO delays in performing its obligations under a Project for any reason, the estimated date that DELTAGEN is targeted to complete its duties and obligations as described in the applicable Scope of Work shall be extended by the period of time corresponding to the delay provided always that DELTAGEN gives GLAXO reasonable notice of the reason for the delay.

15. NOTICES. Any notice required or permitted to be given hereunder by one of the parties hereto to the other party shall be in writing and delivered by any lawful means to the address of the other party set forth below or at such other address as either Party hereto may designate in writing. If sent by facsimile letter, notice shall be deemed given when the transmission is completed if the sender has a confirmed transmission report. Any notice sent by facsimile must also be sent by mail or overnight courier or delivered by hand.

IF TO DELTAGEN:

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Deltagen, Inc.
1003 Hamilton Avenue
Menlo Park, CA 94025
Fax:   (650) 752-0202
Attn:  President

With a copy to the above address,
Attn:  General Counsel
Fax:   (650) 752-0220

IF TO GLAXO:

GLAXO GROUP LIMITED
Glaxo Wellcome House

Berkeley Avenue
Greenford
Middlesex UB6 ONN
United Kingdom
Fax:  (0044) (0)208 966 8837
Attn: The Company Secretary,

16.     MISCELLANEOUS

         16.1 ASSIGNMENT. Except as otherwise expressly provided under this Agreement, neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other party; provided, however, that either party may (in the absence of "good reason" as defined in Section 9.5.1 of the Collaboration Agreement), assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this Section 16.1 shall be void.

         16.2 AMENDMENTS; WAIVER. No provision of this Agreement, a Budget or a Scope of Work may be amended, modified, revoked, or waived except in writing signed and delivered by an authorized officer of each Party. Either Party's failure to require the other Party to comply with the provisions of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement.

         16.3 VALIDITY. If any clause, section or paragraph of this Agreement is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, it will be deemed severed from the remainder of this Agreement and will have no effect on the legality, validity or enforceability of the remaining provisions.

         16.4 HEADINGS. The paragraph headings of this Agreement are merely for the convenience of the parties and are not to be construed as modifying or changing the

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

obligations or conditions expressed in this Agreement.

         16.5 ENTIRETY. This Agreement (including the Attachments hereto) represents the entire understanding as of the Agreement Date hereof between the parties with respect to the matter hereof and supersedes all prior agreements, negotiations, understandings, representations, statements and writings between the parties relating thereto.

         16.6 CONFLICT WITH SCOPE OF WORK OR BUDGET. If any terms of this Agreement are in conflict with any terms of any Scope of Work or Budget, the terms of this Agreement shall govern.

         16.7 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         16.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York, without regard to its conflicts of law principles.

         16.9 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out their obligations under this Agreement.

         IN WITNESS WHEREOF, the Parties hereto through each of their respective duly authorized representatives have caused this Agreement to be executed as of the Agreement Date.

GLAXO GROUP LIMITED                    DELTAGEN, INC.



By:  /s/ F. M. Bicknell                By: /s/ William Matthews
   ---------------------------------      -----------------------------------------

Name: F.M. Bicknell                    Name: William Matthews
     -------------------------------        ---------------------------------------

Title: Assistant Corporate Secretary   Title: President and Chief Executive Officer
      ------------------------------         --------------------------------------


GLAXO RESEARCH AND DEVELOPMENT LIMITED



By: /s/ F. M. Bicknell
   -----------------------------------

Name: F.M. Bicknell
     ---------------------------------

Title: Corporate Secretary
      --------------------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  ATTACHMENT I


                            SCOPE OF WORK AND BUDGET



               SCIENTIFIC MILESTONES AND PAYMENT SCHEDULE FOR ***

         Payments to DELTAGEN shall be based on the achievement of the specific Milestones for each Project as outlined below. GLAXO understands and acknowledges that each Project involves a number of technologically complex steps and that any time periods for performance are reasonable estimates only and subject to change due to technological difficulties encountered. DELTAGEN shall be obligated to notify GLAXO of any such technical difficulties as soon as reasonably possible after they arise and the parties will commence good faith discussions to resolve such technical difficulties in a reasonable manner.

STANDARD KNOCKOUT MICE PROJECTS

Total cost for each Standard Knockout Mice Project:                   ***

The following payments are per each Standard Knockout Mice Project:

***                                                                   ***

***                                                                   ***

***                                                                   ***

***                                                                   ***

If requested by GLAXO, the following additional services would be provided at the additional costs set forth below:

         For *** analysis of the resulting Standard Knockout Mice, an additional payment of ***;

         For *** of an *** after *** of the *** under Milestone 1 below, DELTAGEN would perform Milestones 1 and 2 as follows: For *** *** based upon such *** (up to ***), an additional payment negotiated on a case-by-case basis (***) (the "*** Milestone"); and

         For *** beyond the *** by DELTAGEN as set forth in Milestone 2 (other than *** associated with the ***), DELTAGEN ***at GLAXO's request for an additional cost of *** for each *** (the "***").

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

PAYMENT MILESTONES FOR A STANDARD KNOCKOUT MICE PROJECT

The Milestones for a Standard Knockout Project would be as follows:

MILESTONE 1: ***. DELTAGEN will *** based on *** received from GLAXO. The cost of *** is included in the initiation payment paid by GLAXO. GLAXO will receive *** information in order to confirm the gene ***in the ***. In the event of unforeseen technical difficulties encountered after *** relating to the ***, either (a) DELTAGEN would, upon consultation with GLAXO, *** at no additional cost to GLAXO (one time), (b) GLAXO could terminate the particular Project or
(c) GLAXO could request that ***. *** would be provided at costs set forth in the *** Milestone above.

***. DELTAGEN would *** and select ***. DELTAGEN would *** up to *** for identification of at least *** and a maximum of up to ***. In the event that DELTAGEN is only able to *** and GLAXO requests that DELTAGEN ***, or if *** within the *** of the ***, DELTAGEN, after consultation with GLAXO, would either
(a) *** and *** and *** up to an additional *** at the costs specified for the *** Milestone or (b) *** at the costs specified for the *** Milestone. The *** would be analyzed through ***. GLAXO would also receive *** in order to confirm the ***.

MILESTONE 2: ***. DELTAGEN would *** a minimum of *** and up to a maximum of *** mice. DELTAGEN would provide to GLAXO by delivery FOB GLAXO's designated carrier, either *** mice or *** mice. GLAXO shall promptly and reasonably confirm *** using ***. If *** reasonably demonstrates that *** with the *** mice or *** provided by DELTAGEN to GLAXO, DELTAGEN would provide to GLAXO *** mice or *** capable of ***, provided that GLAXO properly and reasonably conducted ***. Prior to DELTAGEN providing such additional *** mice or ***, GLAXO would demonstrate to DELTAGEN's reasonable satisfaction that ***.

GLAXO would have the right to terminate a particular Standard Knockout Mice Project at any time (after payment in full of the next applicable Milestone payment) but without further obligation to proceed with additional Milestones with respect to the particular Standard Knockout Mice Project).

STARTING MATERIALS FOR A STANDARD KNOCKOUT MICE PROJECT

The costs set forth above would be dependent upon GLAXO providing to DELTAGEN the following "Starting Materials" for Standard Knockout Mice Projects and GLAXO would be responsible for providing to DELTAGEN such Starting Materials in order for DELTAGEN to undertake a Standard Knockout Mice Project at such costs. The Starting Materials for a Standard Knockout Mice Project shall be *** reasonably required by Deltagen as mutually agreed to by the parties for Deltagen to commence Milestone 1 above.



CONDITIONAL KNOCKOUT MICE PROJECTS ***

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Total cost for each *** Conditional Knockout Mice Project:                  ***

The following Milestone payments are per each *** Conditional Knockout Mice
Project:

Milestone 1 ***                                                             ***

Milestone 2 ***                                                             ***

Milestone 3 ***                                                             ***

Milestone 4 ***                                                             ***

If requested by GLAXO, the following additional services would be provided at the additional costs set forth below:

         For ***and *** analysis of mice generated/provided under a Conditional Knockout Mice Project, an additional payment of ***;

         For *** analysis of mice generated/provided under a Conditional Knockout Mice Project, an additional payment of ***.

Total cost for each *** Mouse in a Conditional Knockout Mice Project:

         Available *** Mouse - Where DELTAGEN has the *** Mouse in its possession and DELTAGEN has the *** Mouse to GLAXO, the cost for such Cre Mouse shall be ***

         Custom *** Mouse - Where DELTAGEN is required to design, generate and deliver such *** Mouse to GLAXO, the cost for such *** Mouse shall be ***

The following Milestone payments are per each *** Mouse Conditional Knockout Mice Project:

Milestone 1 ***                                                             ***

Milestone 2 ***                                                             ***

Milestone 3 ***                                                             ***

Milestone 4 ***                                                             ***

If requested by GLAXO, the following additional services would be provided at the costs set forth below:

         For *** and *** analysis of mice generated/provided under a Conditional Knockout Mice Project, an additional payment of ***;

         For *** analysis of mice generated/provided under a Conditional Knockout Mice Project, an additional payment of ***.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

PAYMENT MILESTONES FOR A CONDITIONAL KNOCKOUT MICE PROJECT

The Milestones for a Conditional Knockout Mice Project would be as follows:

MILESTONE 1: ***. DELTAGEN will commence the project after reviewing the *** provided by GLAXO. These include:

         ***;

         *** relating to ***; and

         ***.

         If DELTAGEN determines that there is insufficient information or materials to commence the project, DELTAGEN will discuss with GLAXO the steps that DELTAGEN believes are reasonably necessary to obtain the needed information or materials.

MILESTONE 2: ***. DELTAGEN would *** based on *** that would be provided to DELTAGEN by GLAXO. In the event of unforeseen technical difficulties encountered after *** relating to ***, either (a) DELTAGEN would, upon consultation with GLAXO *** at no additional cost to GLAXO (one time), (b) GLAXO could terminate the particular Conditional Knockout Mice Project or (c) GLAXO could request that DELTAGEN ***). *** would be provided at the costs set forth in the *** Milestone above.

Completion of this milestone will be determined by ***. DELTAGEN will provide *** to GLAXO for approval.

MILESTONE 3: ***. DELTAGEN would *** and ***. DELTAGEN would *** up to *** for identification of at least *** and a maximum of up to ***. In the event that DELTAGEN is only able to identify *** and GLAXO requests that DELTAGEN identify ***, or if *** within the initial *** of the ***, DELTAGEN, after consultation with GLAXO, would either (a) *** and *** with the *** and *** up to *** at the costs specified for the *** Milestone or (b) *** at the costs specified for the *** Milestone. The identification of a *** would be analyzed through ***.

MILESTONE 4: ***. DELTAGEN would *** a minimum of *** and up to a maximum of *** mice. DELTAGEN would provide to GLAXO by delivery FOB GLAXO's designated carrier, either *** mice or *** mice. GLAXO shall promptly and reasonably confirm *** using ***. If *** reasonably demonstrates that *** with the *** mice or *** provided by DELTAGEN to GLAXO, DELTAGEN would provide to GLAXO *** mice or ***, provided that GLAXO properly and reasonably conducted ***. Prior to DELTAGEN providing such *** mice or ***, GLAXO would demonstrate to DELTAGEN's reasonable satisfaction ***.

GLAXO would have the right to terminate a particular Conditional Knockout Mice Project at any time (after payment in full of the next applicable Milestone payment) but without further obligation to proceed with additional Milestones with respect to the particular Conditional Knockout Mice Project).

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

STARTING MATERIALS FOR A CONDITIONAL KNOCKOUT MICE PROJECT

The costs set forth above would be dependent upon GLAXO providing to DELTAGEN the following "Starting Materials" for Conditional Knockout Mice Projects and GLAXO would be responsible for providing to DELTAGEN such Starting Materials in order for DELTAGEN to undertake a Conditional Knockout Mice Project at such costs. The Starting Materials for a Conditional Knockout Mice Project are the following materials and information:

         ***

                  -- The ***

         The ***

                  -- GLAXO would also need to provide all ***

         *** for the *** by DELTAGEN



KNOCK-IN MICE PROJECT

Total cost for each Knock-In Mice Project:                            ***

The following payments are per each Knock-In Mice Project:

Milestone 1 ***                                                       ***

Milestone 2 ***                                                       ***

Milestone 3 - ***                                                     ***

Milestone 4 ***                                                       ***

If requested by GW, the following additional services would be provided at the additional costs set forth below:

         For *** and *** analysis of mice generated/provided under a Knock-In Mice Project, a payment of ***;

         For *** analysis of mice generated/provided under a Knock-In Mice Project, a payment of ***.

PAYMENT MILESTONES FOR A KNOCK-IN MICE PROJECT

The Milestones for a Knock-In Mice Project would be as follows:

MILESTONE 1 ***. DELTAGEN will commence the project after reviewing the *** and
***

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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

provided by GLAXO.

If DELTAGEN determines that there is insufficient information or materials to commence the project, DELTAGEN will discuss with GLAXO what steps are reasonably necessary to obtain the needed information or materials.

MILESTONE 2: ***. DELTAGEN would *** based on *** that would be provided to DELTAGEN by GLAXO. In the event of unforeseen technical difficulties encountered after *** relating to the ***, either (a) DELTAGEN would, upon consultation with GLAXO, *** at no additional cost to GLAXO (one time), (b) GLAXO could terminate the particular Knock-In Mice Project or (c) GLAXO could request that DELTAGEN ***). *** would be provided at the costs set forth in the *** Milestone above.

Completion of this milestone will be determined by *** to confirm the ***. DELTAGEN will provide this *** to GLAXO for approval.

MILESTONE 3: ***. DELTAGEN would *** and ***. DELTAGEN would *** up to *** for identification of at least *** and a maximum of up to *** that have undergone ***. In the event that DELTAGEN is only able to *** and GLAXO requests that DELTAGEN identify ***, or if *** within the *** of the ***, DELTAGEN, after consultation with GLAXO, would either (a) *** and *** and *** up to *** at the costs specified for the *** Milestone or (b) *** at the costs specified for the *** Milestone. The identification of a *** would be analyzed through ***.

MILESTONE 4: ***. DELTAGEN would *** a minimum of *** and up to a maximum of *** *** mice. DELTAGEN would provide to GLAXO by delivery FOB GLAXO's designated carrier, either *** mice or *** mice. GLAXO shall promptly and reasonably confirm *** using ***. If *** reasonably demonstrates *** has occurred with the *** or *** provided by DELTAGEN to GLAXO, DELTAGEN would provide to GLAXO *** mice or ***, provided that GLAXO properly and reasonably conducted ***. Prior to DELTAGEN providing *** mice or ***, GLAXO would demonstrate to DELTAGEN's reasonable satisfaction ***.

GLAXO would have the right to terminate a particular Knock-In Mice Project at any time (after payment in full of the next applicable Milestone payment) but without further obligation to proceed with additional Milestones with respect to the particular Knock-In Mice Project).

STARTING MATERIALS FOR A KNOCK-IN MICE PROJECT

The costs set forth above would be dependent upon GLAXO providing to DELTAGEN the following "Starting Materials" for Knock-In Mice Projects and GLAXO would be responsible for providing to DELTAGEN such Starting Materials in order for DELTAGEN to undertake a Knock-In Mice Project at such costs. The Starting Materials for a Knock-In Mice Project are the following materials and information:

         ***

                  -- The ***

         The ***

                  -- GLAXO would also need to provide all *** events

         *** for the *** by DELTAGEN

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  ATTACHMENT II



            FORM NOTIFICATION LETTER FOR INITIATION OF A NEW PROJECT





                               (Template follows)

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                               (GLAXO letterhead)



______________, _____



William Matthews, Ph.D.
President
Deltagen, Inc.
1003 Hamilton Avenue
Menlo Park, CA 94025

Dear Bill,

This letter is to provide notice to DELTAGEN of GLAXO's request to DELTAGEN to initiate work on a Project under the terms and conditions of the DeltaSelect-TM-Collaborative Services Agreement between DELTAGEN, Inc. and GLAXO, dated ______________ (the "Agreement"), including but not limited to, the confidentiality obligations of the Agreement.

The Project to be initiated is described as follows:





The GLAXO contact scientist for technical information regarding the Project will be:





GLAXO requests that DELTAGEN begin to work to develop the above described Project on the terms and conditions of the above-referenced Agreement.

Sincerely,



[GLAXO RESEARCH INSTITUTE'S Signatory]

Agreed,


______________________
Deltagen, Inc.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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